                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       (April 24, 2003)
                                                        May 1, 2003
                                                --------------------------------

                                    NN, Inc.
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             (Exact name of registrant as specified in its charter)

  DELAWARE                          0-23486                     62-1096725
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                   37604
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (423) 743-9151
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                                 Not applicable
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         (Former name or former address, if changed since last report)

                                Explanatory Note

          On April 24, 2003, the Company filed a Form 8-K reporting the issuance of a press release announcing the Company's earnings for the first quarter of
2003. The Company is filing this Form 8-K/A to correct a typographical error located in Exhibit 99.1 filed under Item 5 of Form 8-K on April 24, 2003, and to report the issuance of the Company's press release dated April 24, 2003 under
Item 12 of Form 8-K.

Item 5.  Other Events.

         On April 24, 2003, the Company issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1     Press Release dated April 24, 2003

Item 9. Regulation FD Disclosure and Information Provided under Item 12
(Disclosure of Results of Operations and Financial Condition).

         A copy of the press release issued April 24, 2003, by the Company announcing its earnings for the first quarter of 2003 is furnished under Item 12 of this Form 8-K as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: May 1, 2003
                                              NN, INC.

                                              By:  /s/ William C. Kelly, Jr.
                                                 --------------------------------
                                                   William C. Kelly, Jr.,
                                                   Treasurer, Secretary and Chief
                                                   Accounting Officer